LaBarge inc



Focus. Strategy. Progress.

An Overview of LaBarge, Inc.

October 2001

Delivering on Strategic Goals

LaBarge inc

- Positive momentum built in last two years
  - Focused strategy and flexible organizational structure
  - Expanded capabilities
  - Significant backlog growth over last two years provides greater earnings visibility
  - Breakthrough contracts for proprietaryScadaNET Network™
  - Sales, EBITDA and profitability have grown significantly

Our Strategy

LaBarge inc

Build on Our Core Capabilities

Grow the core electronics manufacturing services business

Add proprietary capabilities, technologies and products

Manufacturing Services Group

98% of revenues*

Network Technologies Group

2% of revenues*

**For 2001 fiscal year, ended 7/01/01.*



LaBarge inc

Manufacturing Services Group

Provides contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a **wide variety** of technology-driven markets

Allows customers to effectively outsource complex applications



LaBarge inc

Network Technologies Group

Designs and markets proprietary wireless data communications products and network services that provide monitoring and control of remote industrial equipment

Proprietary products, capabilities and technologies

Recent Initiatives

LaBarge inc

- Manufacturing Services Group: significant core business growth
  - Making the necessary investments in people, systems, capabilities and capacity
    - **Enhanced operating performance**
      - Lean manufacturing
      - Supply chain management
    - **Expanded and upgraded sales approach**
      - Targeting select customers who can benefit from our expertise
      - Broader diversification of customer base
- Network Technologies Group
  - Establishing rail industry standard
  - Developing presence in pipelinecathodic protection market

Backlog Growth

LaBarge inc

(In millions of dollars)



90
80
70
60
50
40
30
$42.7
$63.1
$87.0
FY99
FY00
FY01

$94 million backlog expected for FY02 Q1

Diverse Markets – Sales

LaBarge inc



Government Systems 26%
Semiconductor 3%
Other 4%
Railroad 1%
Aerospace 12%
Defense 28%
Medical 3%
Oil and Gas 23%

Breakdown of sales for 2001 fiscal year, ended 7/01/01.

Electronics Manufacturing Services Industry

LaBarge inc

- Strong trend toward outsourcing electronics production
- LaBarge's niche:
  - Low- to mid-volume
  - High complexity/High reliability
- Broad array of industries
- Typically, large technology-driven companies
  - Focused on own core capabilities, boosting efficiencies
  - Seeking to outsource turnkey electronic assemblies

Manufacturing Services Group – Locations

- U.S. manufacturing operations
  - Arkansas (Berryville and Huntsville)
  - Missouri (Joplin)
  - Oklahoma (Tulsa)
  - Texas (Houston)



Domestic manufacturing enhances our flexibility and customers' outsourcing strategy, and is well-suited to our niche approach.

Manufacturing Services Group – Differentiators

LaBarge inc

- Broad-based specialized capabilities
  - Customized applications
  - Highly engineered products
  - Sophisticated electronic assembly capability
  - Complete systems solutions
- Broad array of other value-added services
  - Program management
  - Systems design
  - Engineering and product development
  - Direct link with customer

Manufacturing Services Group – Manufacturing Initiatives

LaBarge inc

- Lean manufacturing: eliminate waste/increase productivity
  - Cost reduction, product quality, inventory control, on-time delivery, increased capacity
- Supply chain management: enhanced procurement practices
  - Reduced material cost and inventories
  - Critical to winning larger, more sophisticated contracts
- Flexible manufacturing: more useful capacity
  - Improved capacity utilization related to mix and scheduling
  - High degree of cooperation among facilities
  - Wider breadth of capabilities to offer customers

Manufacturing Services Group – Strategies for Growth

LaBarge inc

- Maximize opportunities within existing customer base
  - Strength of our customer relationships
  - Leveraging performance for additional larger contracts with customers
- Develop new customers that fit LaBarge profile
  - Greater visibility in marketplace
  - More effective sales/marketing approach: target customers
- Potential acquisitions

Network Technologies Group

LaBarge inc

- Proprietary ScadaNET Network™
  - Application for remote locations
  - End-to-end solution
  - Leverages existing cellular telephone infrastructure and Internet technologies
  - Low cost, two-way data communication
  - More reliable monitoring of industrial equipment



ScadaNET Network™ – Success in Rail Industry

- First target market
  - Small number of major rail players
  - Small number of industry suppliers, not technologically oriented
- Remotely monitors the functionality of crossing equipment
  - 40+ railroads are using
  - Standardization by rail organizations
    - Burlington Northern and Santa Fe
    - Union Pacific
    - Montana Rail Link
    - I&M Rail Link

ScadaNET Network™ – Success in Rail Industry (cont.)

- Endorsement and funding by state transportation departments for safety programs
  - 26 states have approved ScadaNET for new crossings
  - Illinois retrofitting crossings with ScadaNET
    - Burlington Northern and Santa Fe
    - Union Pacific



Network Technologies Group – Strategy for Growth

LaBarge inc

- Goal: ScadaNET Network™ as **the** standard in railroad industry
- Target large, well-defined opportunities where LaBarge can be the dominant player
  - Natural gas pipelines: cathodic protection equipment

Net Sales/Gross Profit Margins


(In millions of dollars)
(In %)
140
120
100
80
60
40
20
0
24
22
20
18
16
14
12
10
8
6
4
2
0
20.2%
22.5%
20.8%
$78.6
$79.6
$119.2
FY99
FY00
FY01
Net sales
Gross profit margin

From continuing operations.

EBITDA

(In millions of dollars)


12
9
6
3
0
$5.3
$5.0
$11.2
FY99
FY00
FY01

From continuing operations.

Selling & Administrative Expense

(as a percentage of sales)



22
20
18
16
14
12
10
8
6
4
2
0
16.5%
20.3%
14.3%
FY99
FY00
FY01

From continuing operations.

Comparison Results – FY01 vs FY00

	FY01	FY00	% Change
Net sales	$119,222	$79,614	+ 49.8%
Cost of sales	94,386	61,666	+ 53.1%
Gross profit/margin	24,836 / 20.8%	17,948 / 22.5%	+ 38.4%
Selling and administrative/margin	17,142 / 14.4%	16,196 / 20.3%	+ 5.8%
Net earnings from continuing ops	$ 3,828	$(1,551)	
Diluted EPS from continuing ops	$ .26	$ (.11)	
EBITDA from continuing ops	$11,238	$5,019*	+124%

**Less non-recurring items*

Comparative Balance Sheet Items

LaBarge inc

(dollars in thousands)	July 1, 2001	July 2, 2000
Current assets	$ 42,638	$ 42,848
Current liabilities	23,748	27,619
Total debt	17,400	25,578
Equity	29,716	25,773
Senior debt/EBITDA (LTM)	1.0	4.2

LaBarge's Focused Commitment to Aggressive, Profitable Growth

LaBarge inc

- Excellent reputation and customer base
- Investment in people, facilities and technology
- Broadening our reach
  - Target new customers
  - Attain new proprietary skills
- Solid backlog
- FY02 Q1 net earnings from operations expected to increase at least 60% from FY01 Q1
- Strengthening balance sheet/reduced interest expense
- Expect higher sales and earnings in FY02